SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2012
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DENDREON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1301 2nd Avenue, Suite 3200
Seattle, WA  98101
(Address of principal executive offices) (zip code)

(206) 256-4545
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On March 14, 2012, the Board of Directors of Dendreon Corporation, a Delaware corporation (the “Company”) set the date for the Company's 2012 Annual Meeting of Stockholders, as well as the record date for stockholders eligible to vote at the meeting.

The Annual Stockholders' Meeting will be held on Wednesday, June 13, 2012 at 9:00 a.m. local time at the Seattle Art Museum, 1300 First Avenue, Seattle, Washington  98101.  Stockholders of record as of the close of business on April 18, 2012 will be eligible to vote at the meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

	By:	/s/ Esmé C. Smith
Esmé C. Smith
Vice President, Deputy General Counsel and
Date: March 20, 2012		Assistant Secretary

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